QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Six Flags Entertainment Corporation (the "Company") on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Reid-Anderson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2013

/s/ JAMES REID-ANDERSON James Reid-Anderson President and Chief Executive Officer

QuickLinks

  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER, PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002